Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Acquisitions	Acquisitions

Q4 2023 Acquisition

During the three months ended December 31, 2023, Par Payment Services, LLC acquired the rights to ongoing payment facilitator referral commissions from a privately held restaurant technology company. The transaction was accounted for as an asset acquisition in accordance with ASC Topic 805, Business Combinations, resulting in an increase to the customer relationships component of intangible assets of $2.2 million. The Company determined that the preliminary fair values of ongoing referral commissions acquired relating to the transaction did not materially affect the Company’s financial condition. The preliminary fair value determinations were based on management’s best estimates and assumptions. Identified preliminary fair values are subject to measurement period adjustments within the permitted measurement period (up to one year from the acquisition date) as the Company finalizes their procedures. The Company considers the results of operations of the acquired rights to be immaterial and therefore has not presented combined pro forma financial information.

MENU Acquisition - 2022

During the third quarter of 2022, ParTech, Inc. (“ParTech”) acquired 100% of the stock of MENU Technologies AG, a restaurant technology company offering fully integrated omnichannel ordering solutions to restaurants worldwide, for purchase consideration of approximately $18.4 million paid in cash and $6.3 million paid in shares of Company common stock. 162,917 shares of common stock were issued as purchase consideration, determined using a fair value share price of $38.67. In addition, the sellers have the opportunity to earn additional cash and Company common stock consideration over an earn-out period ending July 31, 2024, primarily based on MENU’s future SaaS annual recurring revenues. The fair value of the earn-out was determined to be $14.2 million at the time of acquisition. As of December 31, 2023, the Company determined the fair value of the MENU earn-out to be $0.6 million (refer to “Note 16 - Fair Value of Financial Instruments” for a roll-forward of the earn-out).

The transaction was accounted for as a business combination in accordance with ASC Topic 805, Business Combinations. Accordingly, assets acquired and liabilities assumed have been accounted for at their preliminarily determined respective fair values as of July 25, 2022, the date of acquisition. The fair value determinations were based on management’s best estimates and assumptions, and with the assistance of independent valuation and tax consultants.

During the three months ended March 31, 2023, the fair values of assets and liabilities as of July 25, 2022, were finalized with no adjustments from the preliminary purchase price allocation.

The following table presents management’s final purchase price allocation:

(in thousands)	Purchase price allocation
Cash	$843
Accounts receivable	209
Property and equipment	204
Developed technology	10,700
Prepaid and other acquired assets	221
Goodwill	28,495
Total assets	40,672
Accounts payable and accrued expenses	1,300
Deferred revenue	443
Earn-out liability	14,200
Consideration paid	$24,729

The Company determined the acquisition date fair value of contingent consideration associated with the MENU earn-out using a Monte Carlo simulation of a discounted cash flow model, with significant inputs that are not observable in the market and thus represents a Level 3 fair value measurement as defined in ASC 820, Fair Value Measurement; refer to “Note 16 - Fair Value of Financial Instruments”.

The estimated fair value of acquired developed technology was determined utilizing the “multi-period excess earnings method”, which is predicated upon the calculation of the net present value of after-tax net cash flows respectively attributable to each asset. The acquired developed technology asset is being amortized on a straight-line basis over its estimated useful life of seven years.

Consideration paid in cash on the date of acquisition included $3.0 million deposited into an escrow account administered by a third party, to be held for up to 18-months following the date of acquisition, to fund potential post-closing adjustments and obligations. The balance in the escrow account was $3.0 million as of December 31, 2023 and 2022.

The Company incurred acquisition expenses related to its acquisition of MENU of approximately $1.1 million.

The Company has not presented combined pro forma financial information of the Company and MENU because the results of operations of the acquired business are considered immaterial.

Q1 2022 Acquisition

During the three months ended March 31, 2022, ParTech acquired substantially all the assets and liabilities of a privately held restaurant technology company. The transaction was accounted for as a business combination in accordance with ASC Topic 805, Business Combinations, resulting in an increase to goodwill of $1.2 million. The Company determined that the preliminary fair values of all other assets acquired and liabilities assumed relating to the transaction did not materially affect the Company’s financial condition; this determination included the preliminary valuations of identified intangible assets. The preliminary fair value determinations were based on management’s best estimates and assumptions, and through the use of independent valuation and tax consultants. Identified preliminary fair values are subject to measurement period adjustments within the permitted measurement period (up to one year from the acquisition date) as independent consultants finalize their procedures. The Company considers the results of operations of the acquired business to be immaterial and therefore has not presented combined pro forma financial information.

During the fourth quarter of 2022, the fair values of assets and liabilities as of the acquisition date were finalized to reflect final acquisition valuation analysis procedures, resulting in no adjustments from the preliminary fair value determinations.

Punchh Acquisition - 2021

On April 8, 2021 (the “Closing Date”), the Company, ParTech, Inc., and Sliver Merger Sub, Inc., a wholly owned subsidiary of ParTech, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Punchh Inc. (“Punchh”), and Fortis Advisors LLC, solely in its capacity as the initial Shareholder Representative. Pursuant to the Merger Agreement, on April 8, 2021, Merger Sub merged with and into Punchh (the “Merger”), with Punchh surviving the Merger and becoming a wholly owned subsidiary of the Company. Punchh is a leader in SaaS-based customer loyalty and engagement solutions.

In connection with the Merger, the Company paid former Punchh equity holders approximately $507.7 million (including holders of vested options and warrants) consisting of approximately (i) $397.5 million in cash (the “Cash Consideration”), and (ii) 1,493,130 shares of the Company’s common stock for 100% of the equity interests in Punchh; Cash Consideration continues to be subject to adjustments for pending settlement of the indemnification escrow fund one year from the acquisition date. Consideration of common shares issued was determined using an average share price of $68.00, representing consideration paid of $101.5 million. An additional 112,204 shares of the Company’s common stock are reserved for options granted as replacement awards for fully vested unexercised option awards assumed in connection with the Merger. The fair value of fully vested option awards was determined using a Black-Scholes model to be $8.7 million as of the acquisition date. As a result, the total fair value of common shares issued and reserved of 1,594,202 (“Equity Consideration”) was determined to be $110.2 million. Further, the Company incurred acquisition related expenses of approximately $3.6 million.

In connection with, and to partially fund the Cash Consideration for, the Merger, on April 8, 2021, the Company, together with certain of its U.S. Subsidiaries, as guarantors, entered into a credit agreement with the lenders party thereto, and Owl Rock First Lien Master Fund, L.P., as administrative agent and collateral agent (the “Owl Rock Credit Agreement”), that provided for a term loan in an initial aggregate principal amount of $180.0 million (the “Owl Rock Term Loan”); and (ii) securities purchase agreements (the “Purchase Agreements”) with each of PAR Act III, LLC (“Act III”), and certain funds and accounts advised by T. Rowe Price Associates, Inc., acting as investment adviser (such funds and accounts being collectively referred to herein as “TRP”), to raise approximately $160.0 million through a private placement of the Company’s common stock. The Company also issued to Act III a warrant to purchase 500,000 shares of common stock with an exercise price of $76.50 and a five year exercise period (the “Warrant”). In connection with the Company’s September 2021 public offering of its common stock, as a result of anti-dilution provisions of the Warrant, an additional 3,975 shares of common stock are available for purchase under the Warrant, at an exercise price of $75.90 per share. Refer to “Note 11 – Common Stock” and “Note 17 - Subsequent Events” for additional information about the offering and Warrant.

Additionally, on the Closing Date approximately $6.0 million of the Cash Consideration was deposited into an indemnification escrow fund, to be held for up to 18 months following the Closing Date, to fund (i) potential payment obligations of Punchh equity holders with respect to post-closing adjustments to the Cash and Equity Consideration and (ii) potential post-closing indemnification obligations of Punchh equity holders, in each case in accordance with the terms of the Merger Agreement. During the year ended December 31, 2021, $3.8 million was distributed from the escrow accounts, of which, $3.5 million was received by the Company from the settlement of post-closing obligations of the Punchh equity holders resulting in a reduction of the Cash Consideration paid for the acquisition, and $0.3 million was released to former Punchh shareholders. As of December 31, 2021, the Company recorded remaining indemnification assets and liabilities of approximately $2.2 million to other assets and other long-term liabilities, respectively, to account for amounts deposited into the third-party escrow fund that will be settled one year from the acquisition date.

Allocation of Acquisition Consideration

The Punchh Acquisition was accounted for as a business combination in accordance with ASC Topic 805, Business Combinations. Accordingly, assets acquired and liabilities assumed in the Punchh Acquisition were accounted for at their preliminarily determined respective fair values as of April 8, 2021. The preliminary fair value determinations were based on management’s best estimates and assumptions, and through the use of independent valuation and tax consultants. Identified preliminary fair values were subject to measurement period adjustments within the permitted measurement period (up to one year from the acquisition date) as management finalized its procedures and net working capital adjustments were settled. The measurement period for the Punchh Acquisition remained open as of December 31, 2021 pending settlement of the third-party escrow fund one year from the acquisition date; management has otherwise completed its valuation procedures and settled net working capital adjustments.

During the year ended December 31, 2021, the preliminary fair values of assets and liabilities as of April 8, 2021 were adjusted to reflect the ongoing acquisition valuation analysis procedures and agreed upon net working capital adjustments. These adjustments included a $3.5 million reduction of Cash Consideration paid due to the release from escrow accounts. Additionally, the fair value of Equity Consideration increased $1.6 million as a result of the finalization of the number of fully vested options granted as replacement awards for fully vested unexercised awards assumed in connection with the Merger. Further, the fair value of developed technology was reduced by $3.6 million to reflect changes in the underlying fair value assumptions. The related change to amortization expense was not material to the results for the year. The reduction to developed technology, along with identified increases to Punchh acquisition related tax deductible temporary differences, resulted in a $3.1 million reduction to the preliminary net deferred tax liability recorded in purchase accounting. These adjustments resulted in a combined reduction to goodwill of $1.5 million during the year ended December 31, 2021.

During the first quarter of 2022, the fair values of assets and liabilities as of April 8, 2021 were finalized to reflect final acquisition valuation analysis procedures. These adjustments included a $0.8 million reduction of deferred revenue and $0.3 million of other adjustments, resulting in a reduction to goodwill of $1.1 million. Indemnification assets and liabilities were reduced by $0.1 million, with $2.1 million remaining in escrow.

The following table presents management’s final purchase price allocation for the Punchh Acquisition:

(in thousands)	Purchase price allocation
Cash	$22,714
Accounts receivable	10,214
Property and equipment	592
Lease right-of-use assets	2,473
Developed technology	84,600
Customer relationships	7,500
Trade name	5,800
Indemnification assets	2,109
Prepaid and other acquired assets	2,764
Goodwill	415,055
Total assets	$553,821
Accounts payable and accrued expenses	15,617
Deferred revenue	10,298
Loan payables	3,508
Lease liabilities	2,787
Indemnification liabilities	2,109
Deferred taxes	11,794
Consideration paid	$507,708

Intangible Assets

The Company identified three acquired intangible assets in the Punchh Acquisition: developed technology; customer relationships; and, the Punchh trade name. The fair value of developed technology and customer relationship intangible assets were determined utilizing the “multi-period excess earnings method”, which is predicated upon the calculation of the net present value of after-tax net cash flows respectively attributable to each asset. The Company applied a seven-year economic life and discount rate of 11.0% in determining the Punchh developed technology intangible fair value. The Company applied a 5.0% estimated annual attrition rate and discount rate of 11.0% in determining the Punchh customer relationships intangible fair value. The fair value of the Punchh trade name intangible was determined utilizing the “relief from royalty” approach, which is a form of the income approach that attributes savings incurred from not having to pay a royalty for the use of an asset. The Company applied a fair and reasonable royalty rate of 1.0% and discount rate of 11.0% in determining the Punchh trade name intangible fair value. The estimated useful life of these identifiable intangible assets was preliminarily determined to be indefinite for the Punchh trade name and seven years for both the developed technology and customer relationships intangible assets.

Goodwill

Goodwill represents the excess of consideration transferred for the fair value of net identifiable assets acquired and is tested for impairment at least annually. It is not deductible for income tax purposes.

Deferred Revenue

Deferred revenue acquired in the Punchh Acquisition was fair valued to determined allocation of consideration transferred to assume the liability. The preliminary fair value was determined utilizing the “bottom-up” approach, which is a form of the income approach that measures liability as the direct, incremental costs to fulfill the legal obligation, plus a reasonable profit margin for the services being delivered.

Loans Payable

Loan liabilities assumed in the Punchh Acquisition were primarily comprised of Punchh’s $3.3 million CARES Act Paycheck Protection Program loan. The Company extinguished all assumed loan payables, including the assumed CARES Act loan, through repayment of the loans on the Closing Date.

Right-of-Use Lease Assets and Lease Liabilities

The Company assumed real property leases in the Punchh Acquisition related to office space in California, Texas and India and have accounted for these leases as Operating Leases in accordance with ASC Topic 842, Leases. The assumed leases have lease terms that run through 2021 to 2026. Valuation specialists were utilized by the Company to appraise the assumed leases against competitive market rates to determine the fair value of the lease liabilities assumed, which identified a $0.3 million unfavorable lease liability that the Company recognized as part of the lease right-of-use asset. The income approach was applied to value the identified unfavorable lease liability.

Deferred Taxes

The Company determined the deferred tax position to be recorded at the time of the Punchh Acquisition in accordance with ASC Topic 740, Income Taxes, resulting in recognition of deferred tax liabilities for future reversing of taxable temporary differences primarily for intangible assets and deferred tax assets primarily relating to net operating losses as of the Closing Date. A valuation allowance was also recorded against certain recognized deferred tax assets based on an evaluation of the realizability of the identified assets. These recognized deferred tax assets, liabilities and valuation allowance resulted in a preliminary net deferred tax liability of $11.8 million relating to the Punchh Acquisition.

The net deferred tax liability relating to the Punchh Acquisition was determined by the Company to provide future taxable temporary differences that allow for the Company to utilize certain previously fully reserved deferred tax assets. Accordingly, the Company recognized a reduction to its valuation allowance in the year ended December 31, 2021, resulting in a net tax benefit of $10.4 million for the period.

Pro Forma Financial Information - unaudited

For the year ended December 31, 2021, the Punchh Acquisition resulted in additional revenues of $27.7 million.

The following table summarizes the Company’s unaudited pro forma results of operations:

(in thousands)	Year Ended December 31, 2021
Total revenue	$219,071
Net loss	(88,680)

The unaudited pro forma results presented above are for illustrative purposes only and do not reflect the realization of actual cost savings or any related integration costs. The unaudited pro forma results do not purport to be indicative of the results that would have been obtained, or to be a projection of results that may be obtained in the future.